UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2013

Hipcricket, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4400 Carillon Point
Kirkland, WA  98033
(Address of Principal Executive Offices)

(855) 423-5433
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 25, 2013, Hipcricket, Inc. entered into an amended and restated loan and security agreement (the “Agreement”) with Silicon Valley Bank (“SVB”).  The Agreement amends and restates the original loan and security agreement dated May 21, 2013 between us and SVB, relating to our $5.0 million asset-based revolving loan facility.

The Agreement retains substantially the same terms as the original loan and security agreement, as described in Item 5 of Part II of our Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2013, except for the following:

(a)
After December 31, 2013, the borrowing base will decrease to 80% of eligible accounts receivable plus the least of (i) 80% of Eligible 120 Day Accounts as defined in the Agreement, (ii) One Million Dollars ($1,000,000), and (iii) 30% of the sum of all eligible accounts plus Eligible 120 Day Accounts; and

(b)
The collateral securing the loan facility has been expanded to include our intellectual property pursuant to an Intellectual Property Security Agreement dated November 25, 2013, between us and SVB (the “IP Security Agreement”).

As discussed in our Quarterly Report on Form 10-Q filed with the SEC on October 9, 2013, we had breached our minimum tangible net worth covenant as of June 30, 2013 under the original loan agreement and were in negotiation with SVB for a waiver of the covenant default.  In connection with the execution of the Agreement and the IP Security Agreement, SVB has waived the covenant default for the periods ended June 30, 2013, July 31, 2013, August 31, 2013 and September 30, 2013.

The foregoing summary of the Agreement and the IP Security Agreement is qualified by reference to the complete copies of the Amended and Restated Loan and Security Agreement dated November 25, 2013, between SVB and Hipcricket, Inc. and the Intellectual Property Security Agreement dated November 25, 2013, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated in this Item 2.03.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

No.	Description
10.1	Amended and Restated Loan and Security Agreement dated November 25, 2013, between Silicon Valley Bank and Hipcricket, Inc.
10.2	Intellectual Property Security Agreement dated November 25, 2013, between Silicon Valley Bank and Hipcricket, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hipcricket, Inc.
(Registrant)

Date: November 27, 2013	By:	/s/ Thomas J. Virgin
Thomas J. Virgin
Chief Financial Officer